                     PROPERTY CATASTROPHE EXCESS OF LOSS

                            REINSURANCE CONTRACT

                 (hereinafter referred to as the "Contract")



                                   between



                       20TH CENTURY INSURANCE COMPANY

                                   and/or

                        21ST CENTURY CASUALTY COMPANY

                 (hereinafter referred to as the "Company")



                                     and



              The SUBSCRIBING REINSURERS executing the attached

                     Interests and Liabilities Contract

                (hereinafter referred to as the "Reinsurer")



                                  ARTICLE 1
                                ---------
   BUSINESS COVERED
   ----------------
          This Contract applies to loss occurrences which take place during the currency of this Contract under all policies, certificates, binders and/or contracts of insurance or reinsurance, oral or written, or other evidences of liability
   (hereinafter called "policy" or "policies") which are issued or may be issued for or by the Company and classified by the Company as Homeowners (Section I only), Condominium Owners
   (Section I only), Dwelling Fire, Inland Marine, and/or
   Automobile Physical Damage.

                                   ARTICLE 2
                                   ---------
   TERM AND EXTENDED EXPIRATION
   ----------------------------
         This Contract shall take effect from 12:01 a.m., Pacific
   Daylight Savings Time, July 1, 1994, to 12:01 a.m., Pacific
   Daylight Savings Time July 1, 1995, and shall apply to all loss occurrences which take place during the currency of this Contract.

         If this Contract shall terminate while a loss occurrence covered hereunder is in progress, it is agreed that, subject to the other conditions of this Contract, the Reinsurer is responsible for its proportion of the entire loss.

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

                                   ARTICLE 3
                                   ---------
   TERRITORY
   ---------
         This Contract shall apply to the State of California of the United States of America.

                                   ARTICLE 4
                                   ---------
   TAXES
   -----
         In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction in respect of the premium hereon when making tax returns, other than Income or Profits Tax returns, to any State or Territory or the District of Columbia.

         The Reinsurer (if not domiciled in the United States of America) has agreed to allow for the purpose of paying the Federal Excise
   Tax the percentage specified by United States law of the premium payable hereon to the extent such premium is subject to Federal
   Excise Tax (subject to the provisions of any applicable international tax treaties). In the event of any return of premium becoming due hereunder the Reinsurer will deduct the percentage specified by United States law from the amount of the return and the Company or its agent will take steps to recover the Tax from the United States Government.

                                   ARTICLE 5
                                   ---------
   CURRENCY
   --------
         Wherever the word "Dollars" and/or the sign "$" appear in this Contract, they shall be construed to mean United States Dollars.

         Where the Company receives premiums or pays losses in currencies other than United States Currency, such premiums and losses shall be converted into United States Dollars at the actual rates of exchange at which such premiums or losses are entered on the Company's books.

                                   ARTICLE 6
                                   ---------
   EXCLUSIONS
   ----------
        This Contract specifically excludes:

        1.  Flood and/or Earthquake when written alone.

        2.  Mortgage Impairment Business.

        3.  All reinsurance assumed other than facultative.


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

        4. War risk, bombardment, invasion, insurrection, rebellion, revolution, military or usurped power, or confiscation by order of any government or public authority, as excluded under a standard policy continuing a standard War Exclusion Clause.

        5. All liability of the Company arising, by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed; which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee, or other obligation in whole or in part.

        6. Third Party Bodily Injury or Death Liability, Third Party Personal Injury Liability, Third Party Property Damage Liability and Medical Payments insurance; however, nothing herein contained shall be construed as excluding liability for damage to property in an insureds care, custody or control for which the insured may be liable.

        7. Loss and/or damage and/or costs and/or expenses arising from Seepage and/or Pollution and/or Contamination, other than contamination from smoke damage. Nevertheless, this exclusion does not preclude any payment of the cost of the removal of debris of property damaged by a loss otherwise covered hereunder but subject always to a limit of 25% of the Company's property loss under the original policy.


        8.  Special Programs as declared by the Company.


        9. Liability of the Company as excluded by the following clauses, which are attached to and made a part of this Contract:

            a. Nuclear Incident Exclusion Clauses - Physical Damage -

               Reinsurance - U.S.A. and Canada; and Nuclear Energy Risk Exclusion Clause (Reinsurance) - Worldwide Excluding U.S.A. and Canada.

            b. Pools, Associations and Syndicates Exclusion Clause.


        10. Extra Contractual Obligations and/or Losses in Excess of Policy Limits.



            "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Contract and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited
            to, the following:    failure by the Company to settle within the


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


            policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.



            "Loss in excess of the Policy limit" is defined as any loss exceeding the limit of the Company's policy, having been incurred because of failure by the Company to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action. For the purposes of this definition, the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the policy.



            "Extra Contractual Obligations" and "Loss In Excess Of Policy Limit" shall also include any exemplary or punitive damages assessed against the Company due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

                                     ARTICLE 7
                                     ---------
   DEFINITION OF LOSS OCCURRENCE
   -----------------------------
         The term "Loss Occurrence" wherever appearing in this contract shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one loss occurrence shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

        1. AS REGARDS WINDSTORM, HAIL, TORNADO, HURRICANE, CYCLONE (INCLUDING ENSUING COLLAPSE AND WATER DAMAGE) All individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event.

        2. AS REGARDS RIOT, RIOT ATTENDING A STRIKE, CIVIL COMMOTION, VANDALISM AND MALICIOUS MISCHIEF All individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of


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


            individual losses which occur beyond such 72 consecutive hours during the continued occupation of an insureds premises by strikers, provided such occupation commenced during the aforesaid period.

        3. AS REGARDS EARTHQUAKE (THE EPICENTER OF WHICH NEED NOT NECESSARILY BE WITHIN THE TERRITORIAL CONFINES REFERRED TO IN THE FIRST PARAGRAPH OF THIS ARTICLE) AND FIRE FOLLOWING DIRECTLY OCCASIONED BY THE EARTHQUAKE
            Only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's loss occurrence.


        4. AS REGARDS FREEZE Only individual losses directly occasioned by collapse, breakage or glass, and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's loss occurrence.

         For all those loss occurrences other than 2. above, the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for any loss occurrence referred to in 1. above, where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

         As respects those loss occurrences referred to in 2. above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more loss occurrences provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

         No individual losses occasioned by an event that would be covered by 72 hour clauses may be included in any loss occurrence claimed under the 168 hour provisions.

                                     ARTICLE 8
                                     ---------
   ULTIMATE NET LOSS
   -----------------
        The term "ultimate net loss" wherever used in this Contract shall mean:

        1.  the actual loss or losses paid by the Company, plus

        2.  expenses of litigation (if any), plus

        3. all other loss expenses of the Company (excluding office expenses and salaries of officials of the Company except in the case of field claim adjusters or staff attorneys, and then only when the time spent by any adjuster or staff attorney is definitely allocated to a specific claim or specific catastrophe), less


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

        4.  salvages and/or recoveries (if any), less

        5. recoveries from all other reinsurance's effected by the Company relating to the business described in ARTICLE 1, whether collected or not (except that the Company is permitted to carry underlying Catastrophe reinsurance, recoveries under which shall inure to the Company's sole benefit), all relating to any one loss occurrence.

         All salvages, recoveries or payments recovered or received subsequent to a loss settlement under this contract shall be applied as if recovered or received prior to the aforesaid settlement, and all necessary adjustments shall be made by the parties hereto.

         Nothing in this Article, however, shall be construed as meaning that losses are not recoverable from the Reinsurer until the ultimate net loss to the company has been ascertained.

                                     ARTICLE 9
                                     ---------
   NET RETAINED LINES
   ------------------
         This Contract applies only to that portion of any insurance or reinsurance which the Company retains net for its own account.
   In calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this contract attaches, only loss or losses in respect of that portion of any insurance or reinsurance which the Company retains net for its own account shall be included.

         The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers, whether specific or general, any amounts which may have become due from them, whether such inability arises from the insolvency of such other reinsurers or otherwise.

                                    ARTICLE 10
                                    ----------
   CLAIMS
   ------
         The Company shall give immediate notice to the Reinsurer of any loss occurrence which they have reason to believe could involve this Contract.

         The Company shall keep the Reinsurer informed of all developments likely to affect any payment by the Reinsurer under this Contract.

         The Company may commence, continue, defend, settle or withdraw from actions, suits or prosecutions and generally do all such things relating to any loss occurrence in which the Reinsurer is interested as, in the Company's judgment, may be beneficial or expedient to both parties.

         All settlements made by the Company, provided same are within the original terms of this Contract, shall be unconditionally binding upon the Reinsurer. The share of the Reinsurer in any


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

   settlement shall be payable by the Reinsurer to the Company upon reasonable evidence of the amount paid or to be paid being given by the Company.

                                    ARTICLE 11
                                    ----------
   LOSS RESERVES
   -------------
         This Article applies only if the Reinsurer does not qualify for credit by any state or any other governmental authority having jurisdiction over the Company's loss reserves; if the Reinsurer does not qualify, they shall be subject to the terms of the Loss Reserves Clause attached to and forming a part of this Contract.

                                    ARTICLE 12
                                    ----------
   ACCESS TO RECORDS
   -----------------
         The duly accredited representative of the Reinsurer, at all reasonable times during the currency of this Contract and to the extent of the Reinsurer's interest thereafter, shall have access at the offices of the Company to all records of the Company which pertain in any way to this Contract or the subject matter thereof, provided always that the Reinsurer shall have given to the Company prior written notice of their desire to obtain information.

                                    ARTICLE 13
                                    ----------
   ERRORS AND OMISSIONS
   --------------------
         Any inadvertent error, omission or delay in complying with the terms and conditions of this Contract shall not be held to relieve or increase the liability of either party hereto. Upon discovery of such an incident, rectification shall be made as soon as reasonably practicable, following which the position of the parties shall be as though the incident had not occurred.

                                    ARTICLE 14
                                    ----------
   SERVICE OF SUIT  (Applicable only to Reinsurers not domiciled in
   ---------------
         the United States of America, and/or is not authorized in any State, Territory and/or District of the United States where authorization is required by insurance regulatory authorities.)

         In the event of the failure of the Reinsurer to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any State in the United States.


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         Service of process in such suit may be made upon Mendes & Mount,
   Citicorp Plaza, 725 South Figueroa Street, 19th, floor, Los
   Angeles, California 90017 (but only as respects suit brought in the State of New York, service of process on the Reinsurer in such suit may be made upon Messrs. Mendes & Mount, 750 Seventh
   Avenue, New York, New York 10019-6829) and in any suit instituted against the Reinsurer upon this Contract, the Reinsurer will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

         The above named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the company's request to give a written undertaking to the Company that they will enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

         Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefore, the Reinsurer hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for the purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract, and hereby designates the above named as the firm to whom the said officer is authorized to mail such process or a true copy thereof.

                                    ARTICLE 15
                                    ----------
   ARBITRATION
   -----------
         As a precedent to any right of action hereunder, any dispute between the Company and the Reinsurer (hereinafter referred to as the "parties") with reference to their rights and obligations under this Contract, whether during or after the currency hereof, shall be submitted to three arbitrators, one to be chosen by each party, and the third by the two so chosen. All correspondence between all participants in the arbitration shall be sent by certified or registered mail, return receipt requested; refusal to accept any such correspondence is equal to an acknowledgment of receipt.

         The party requesting arbitration (claimant) shall mail to the other party (respondent) written notice to that effect and name its arbitrator. If the respondent refuses or neglects to appoint its arbitrator within thirty days after the receipt of said written notice from the claimant, the claimant shall appoint a second arbitrator. If the two arbitrators fail otherwise to agree in the selection of the third arbitrator they shall, within thirty days of their appointment, each name three, of whom the other shall decline two and the decision shall be made by drawing lots.

         All arbitrators shall be active or retired executive officers of insurance or reinsurance companies or Underwriters at Lloyd's, London, none of whom have any personal interest in the outcome of the dispute. The arbitrators shall interpret this Contract as an honorable engagement and not only as a legal obligation.
   They are relieved of all judicial formalities and may abstain from following the strict rules of law. They shall make their decision with a view to effecting the general purpose of this Contract in a reasonable manner rather than in accordance with a literal interpretation of the language.


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         Each party shall submit its case to the arbitrators within thirty days of the selection of the third arbitrator. Thirty additional days shall then be allowed for rejoinder and surrejoinder before the arbitrators shall be required to hand down their decision. The majority decision of the arbitrators, when filed in writing with the parties, shall be final and binding on both parties. The parties hereby consent to the entry of judgment upon the final decision of the arbitrators in any Court having jurisdiction.

         The arbitrators are empowered to prolong the terms granted above for the filing of papers and equally of the handing down of a decision, but in any event they shall be bound to give their decision within five months from the day of receipt by the respondent of the written request for arbitration by the claimant.

         Each party shall bear the expense of the arbitrator appointed by or for it, and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration. Said arbitration shall take place in the city in which the Company's Head Office is located unless some other place is mutually agreed upon by the parties.

                                    ARTICLE 16
                                    ----------
   INSOLVENCY
   ----------
         In the event of the insolvency of the Company and the appointment of a conservator, liquidator, receiver or statutory successor of the Company, this reinsurance shall be payable directly to such conservator, liquidator, receiver or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of claims allowed against the insolvent company by any court of competent jurisdiction or by any conservator, liquidator, receiver or statutory successor of the Company having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator, receiver or statutory successor has failed to pay all or a portion of any claims. It is agreed, however, that the conservator, liquidator, receiver or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to the Company or its conservator, liquidator, receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

         Where two or more Reinsurers on this Contract are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Company.

         As to all reinsurance made, ceded, renewed or otherwise becoming effective under this Contract, the reinsurance shall be payable as set for above by the Reinsurer to the Company or to its conservator, liquidator, receiver or statutory successor, except:

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


        1. as provided by Sections 4118 (a)(1)(A) and 1114(c) of the New York Insurance Law, or


        2. where the original contract of insurance or reinsurance specifically provides another payee in the event of the insolvency of the Company; and where the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees. Then, and in that event only, the Company, with the prior approval of the certificate of assumption on New York risks by the Superintendent of Insurance of the State of New York, is entirely released from its obligation and the Reinsurer pays any loss directly to payees under such policy.

                                    ARTICLE 17
                                    ----------
   INTERMEDIARY
   ------------
         Guy Carpenter & Company, Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvages, and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Guy Carpenter & Company, Inc. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

                                    ARTICLE 18
                                    ----------
   MODIFICATIONS
   -------------
         Any mutually agreed modifications to this Contract (whether by Addendum or correspondence) shall be binding on both parties and shall be deemed to form a part of this Contract.



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

                                    EXHIBIT A
                                    ---------


                    FIRST PROPERTY CATASTROPHE EXCESS OF LOSS

                               REINSURANCE CONTRACT

               ----------------------------------------------------



     SECTION 1 - AMOUNT OF COVER
     ---------------------------
     The Reinsurer shall not be liable for any loss hereunder until the Company's ultimate net loss in each loss occurrence exceeds $10,000,000 and then the Reinsurer shall be liable for the amount of the Company's ultimate net loss in each loss occurrence the excess of $10,000,000, but the Reinsurer's liability shall not exceed $90,000,000 ultimate net loss in each loss occurrence. For the purposes of the Contract, "Ultimate Net Loss" shall be as defined in ARTICLE 8, "Loss Occurrence" shall be as defined in ARTICLE 7, "Company's retention" shall be as defined in Section 2 of this Exhibit, and the amount of coverage provided shall be further subject to the limitations stated in Section 4 of this Exhibit.

     SECTION 2 - WARRANTED COMPANY RETENTION
     ---------------------------------------
     It is warranted by the Company that they will retain 5% of the limit of this Contract (being 5% or $4,500,000 part of $90,000,000 each loss occurrence) net for their own account.

     SECTION 3 - PREMIUM
     -------------------
     The Company shall pay the Reinsurer an annual premium of $18,000,000, payable quarterly in advance of equal installments of $4,500,000 each, on July 1, October 1, January 1 and April 1.

     SECTION 4 - REINSTATEMENT
     -------------------------
     Each claim hereon reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time of occurrence of the loss, and for each amount so reinstated the Company agrees to pay an additional premium (hereafter called the "reinstatement premium").

     The reinstatement premium shall be calculated on the ultimate premium stated in Section 3 of this Exhibit. To such ultimate premium shall be applied the ratio which the payment made by the Reinsurer in respect of the loss occurrence bears to $90,000,000.

     The reinstatement premium shall be deducted by the Reinsurer from the amount of the loss payment.

     Notwithstanding the foregoing, the liability of the Reinsurer shall never be more than:

          1.     $90,000,000 in respect of any one loss occurrence, nor

          2.     $180,000,000 in all during the term of this Contract.



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

                                    EXHIBIT B
                                    ---------


                    SECOND PROPERTY CATASTROPHE EXCESS OF LOSS

                               REINSURANCE CONTRACT

              -----------------------------------------------------



     SECTION 1 - AMOUNT OF COVER
     ---------------------------
     The Reinsurer shall not be liable for any loss hereunder until the Company's ultimate net loss in each loss occurrence exceeds $100,000,000 and then the Reinsurer shall be liable for the amount of the Company's ultimate net loss in each loss occurrence the excess of $100,000,000, but the Reinsurer's liability shall not exceed $100,000,000 ultimate net loss in each loss occurrence. For the purposes of the Contract, "Ultimate Net Loss" shall be as defined in ARTICLE 8, "Loss Occurrence" shall be as defined in ARTICLE 7, "Company's retention" shall be as defined in Section 2 of this Exhibit and the amount of coverage provided shall be further subject to the limitations stated in Section 4 of this Exhibit.

     SECTION 2 - WARRANTED COMPANY RETENTION
     ---------------------------------------
     It is warranted by the Company that they will retain 5% of the limit of this Contract (being 5% or $5,000,000 part of $100,000,000 each loss occurrence) net for their own account.

     SECTION 3 - PREMIUM
     -------------------
     The Company shall pay the Reinsurer an anual premium of $12,000,000 payable quarterly in advance in installments of $3,000,000 each, on July 1, October 1, January 1 and April 1.

     SECTION 4 - REINSTATEMENT
     -------------------------
     Each claim hereon reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time of occurrence of the loss, and for each amount so reinstated the Company agrees to pay an additional premium (hereafter called the "reinstatement premium").

     The reinstatement premium shall be calculated on the ultimate premium stated in Section 3 of this Exhibit. To such ultimate premium shall be applied the ratio which the payment made by the Reinsurer in respect of the loss occurrence bears to $100,000,000.

     The reinstatement premium shall be deducted by the Reinsurer from the amount of the loss payment.

     Notwithstanding the foregoing, the liability of the Reinsurer shall never be more than:

          1.     $100,000,000 in respect of any one loss occurrence, nor

          2.     $200,000,000 in all during the term of this Contract.


     3341-00-0001-00-94-03-02-00
     07.01.94 (Revised 10/31/94)

                                             Page 1 of 6
                                             No. 3341-00-0002-00-95-03-00-00
                                             San Francisco, January 4, 1995


20th Century Insurance Company
6301 Owensmouth
Woodland Hills, California 91367

Gentlemen:

     We are in receipt of confirmation that the following reinsurance has been effected for your account:

REASSURED           20th Century Insurance Company
                    21st Century Casualty Company
                    Woodland Hills, California

TREATY              60%  QUOTA   SHARE  TREATY   applying  to   all  business
                    classified by the Reassured as Personal Excess Liability Policy (P.E.L.P.).

LIMIT 60% Quota Share of a maximum of $1,000,000 CSL any one risk (Maximum cession $600,000 CSL any one risk).

                    The Reassured shall be the sole judge of what constitutes one risk.

TERRITORY           This  reinsurance  shall  apply  wherever the Reassured's
                    policies apply.

RETENTION           40% Quota Share subject only to Contingency  Reinsurance.
                    Recoveries under which shall inure to the Reassured's sole benefit.

PERIOD              Continuous   and   to   apply   to   new,   renewal   and
                    reunderwritten   policies   incepting   on   and    after
                    12:01 a.m., Pacific Standard Time January 1, 1995.

                                             Page 2 of 6
                                             3341-00-0002-00-95-03-00-00

CANCELLATION        At  12:01 a.m.,  Pacific  Standard  Time of any January 1
                    following 90 days' notice. In the event of cancellation, the Reassured shall have the option of terminating
                    Reinsurers' liability in force at cancellation date with return by Reinsurers of the unearned premium portfolio, or of continuing Reinsurers' liability until the first anniversary date following cancellation.

                    Irrespective of the cancellation option chosen by the Reassured, Reinsurers will remain liable for losses occurring on risks in force at cancellation which for any reason the Reassured is unable to cancel but in no event shall Reinsurers liability continue for more than three years from cancellation date.

PREMIUM AND
COMMISSION          Gross original rates as  allocated by the Reassured  less
                    22.5% commission.

ACCOUNTS            Quarterly  within  45 days  of  close  of  quarter   with
                    settlement within 60 days of close of quarter.

CASH LOSSES         $100,000

WARRANTY            Reassured shall use only their Policy.

EXCLUSIONS          As per attached Exclusion List.

LOSS ADJUSTMENT
     AND
LEGAL EXPENSES      Pro rated and in proportion to each party's share of loss
                    and in addition to limit hereof, except where the limit of the Reassured's policy includes defense costs as part of the limit.

STATISTICAL
  REPORTS Quarterly reports of unearned premiums and outstanding losses.

                                             Page 3 of 6
                                             3341-00-0002-00-95-03-00-00


NON-ADMITTED
 REINSURERS         Agree  to  provide  clean,  irrevocable and unconditional
                    Letters of Credit as respects outstanding loss reserves, IBNR, LAE and unearned premiums.

CLAUSES             Extended Expiration Clause
                    Original Conditions Clause
                    Extra    Contractual    Obligations    Clause   (Combined
                    contractual and extra contractual loss not to exceed the limit of this Reinsurance).
                    Excess of Policy Limits Clause
                    Access to Records Clause
                    Errors and Omissions Clause
                    Tax/Federal Excise Tax Statutory Amount
                    Service of Suit Clause
                    Arbitration Clause
                    Insolvency Clause
                    Guy Carpenter Intermediary Clause

                                             Page 4 of 6
                                             3341-00-0002-00-95-03-00-00


REINSURERS
----------

The Mercantile and General Reinsurance Company of America        15.0%
SCOR Reinsurance Company                                         15.0%
Underwriters Reinsurance Company                                 30.0%
                                                                 -----

                                                                 60.0%
                                                                 =====





                                             GUY CARPENTER & COMPANY, INC.

                                             Timothy J. Brophy

                                             Senior Vice President

                                             Page 5 of 6
                                             3341-00-0002-00-95-03-00-00

                       20TH CENTURY INSURANCE COMPANY
                PERSONAL EXCESS LIABILITY QUOTA SHARE TREATY
                --------------------------------------------

                               EXCLUSION LIST
                               --------------

This Contract does not apply to and specifically excludes the following:

 1. Perils and clauses which are excluded in the Reassureds Personal Excess Liability Policy (P.E.L.P.).

 2.  Assumed Reinsurance except Agency Reinsurance.

 3.  Nuclear Incident Exclusion Clause.

 4. War risks, bombardment, invasion, insurrection, rebellion, revolution, military or usurped power, and confiscation by order of any government or civil authority, as excluded under a standard policy containing a standard war exclusion clause.

 5.  Accident and Health Insurance.

 6. Losses arising out of seepage and pollution as per original exclusions. However, this exclusion shall not apply when the Reassured includes its seepage and pollution exclusion on a policy and the judicial entity having legal jurisdiction invalidates the Reassured's exclusion, thereby obligating the Reassured for liability for seepage and pollution when such liability was intended to be excluded from coverage by the Reassured's seepage and pollution exclusion.

 7. All liability of the Company arising, by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed; which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee, or other obligation in whole or in part.

                                             Page 6 of 6
                                             3341-00-0002-00-95-03-00-00

                     LOSSES AND LOSS ADJUSTMENT EXPENSES
                     -----------------------------------

     As provided in ARTICLE 12, the Company shall settle all losses, and such settlements shall be unconditionally binding upon the Reinsurer in proportion to its participation.

     In addition to the limit hereunder, as shown in ARTICLE 4, the Reinsurer shall be liable for its pro rata share of all loss adjustment expenses, as defined herein, incurred by the Company in connection with the settlement of, resistance to and negotiations concerning claims and losses. Notwithstanding the foregoing, if the Company's policy includes defense costs as part of the policy limit, such defense costs shall be included with the loss (if any) in making up the recovery from the Reinsurer, up to the limit of this Agreement.

     The term "loss adjustment expenses" shall mean court costs, interest upon awards and judgments, allocated expenses for investigation and adjustment, and all allocated legal expenses paid by the Company which shall include all legal expense and costs associated with any declaratory judgment actions brought to determine the Company's defense and/or indemnification obligations arising under policies ceded to this Agreement. The Reinsurer shall not, however, be required to contribute to the salary charges of any officials or permanent employees of the Company except in the case of field claim adjusters or staff attorneys, and then only when the time spent by any adjuster or staff attorney is definitely allocated to a specific claim or loss.

     The Reinsurer shall be credited with its proportionate share of salvage or recovery made by the Company on account of claims and settlement involving reinsurance hereunder. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer and to prosecute all claims arising out of such rights. All salvages, recoveries or payments recovered or received subsequent to a loss settlement under this Agreement shall be applied as if recovered or received prior to the aforesaid settlement, and all necessary adjustment shall be made by the parties hereto.

     The amounts due from the Reinsurer shall be charged in the quarterly accounts. If the amount due from the Reinsurer in respect of any one loss exceeds its percentage of $100,000 the Reinsurer shall upon demand forthwith remit the amount due. The Reinsurer reserves the right to reduce such amount by the amount of any balances under this Agreement which may be due to the Reinsurer in current account.

Reinsurer Reference RA 1121

              PROPERTY CATASTROPHE EXCESS OF LOSS
                      REINSURANCE AGREEMENT
          (hereinafter referred to as the  "Agreement")

                             between

                 20th CENTURY INSURANCE COMPANY
                             and/or
                 21st CENTURY CASUALTY COMPANY,
                   Woodland Hills, California
     (hereinafter referred to collectively as the "Company")

                               and

                  NATIONAL INDEMNITY COMPANY,
                        Omaha, Nebraska
          (hereinafter referred to as the "Reinsurer")


Article I.          Business Covered.

This Contract applies to loss occurrences which take place during the currency of this Agreement under all policies, certificates, binders and/or contracts of insurance or reinsurance (hereinafter called "policy" or "policies") which are issued or may be issued by or on behalf of the Company and classified by the Company as Homeowners (Section I only), Condominium Owners (Section I only), Dwelling Fire, Inland Marine, and/or Automobile Physical Damage.


Article II.         Term.

This Agreement shall take effect from 12:01 a.m., Pacific Daylight Savings Time, January 23, 1995 to 11:59 p.m., Pacific Standard
Time, May 15, 1995 (hereinafter, the "Period"), and shall apply to Loss Occurrences which take place during the Period of this Agreement.

If this Agreement shall terminate while a Loss Occurrence covered hereunder is in progress, it is agreed that, subject to the other terms and conditions of this Agreement, the Reinsurer is responsible for its proportion of the entire loss. Conversely, if this

Agreement shall commence while a Loss Occurrence otherwise covered hereunder is in progress, it is agreed that the Reinsurer shall not be responsible for any Ultimate Net Loss arising from such Loss Occurrence, regardless of when such Ultimate Net Loss is incurred.


Article III.        Premium.

The Company shall pay to the Reinsurer, by wire transfer, a Premium of $7,747,500 prior to 5:00 p.m., Eastern Standard Time, January
20, 1995. The Premium shall be non-refundable and fully earned upon inception of the coverage provided hereunder.


Article IV.         Amount of Cover.

The Reinsurer shall not be liable for any loss hereunder until the Company's Ultimate Net Loss in each Loss Occurrence exceeds the indicated Retention, and then the Reinsurer shall be liable for the amount of the Company's Ultimate Net Loss in each Loss Occurrence excess of the Retention, but the Reinsurer's liability shall not exceed the indicated Limit, as set forth below, in Ultimate Net Loss in each Loss Occurrence.

     PERIOD              LIMIT                    RETENTION

     01/23/95 - 02/15/95 $200,000,000        $250,000,000

     02/16/95 - 02/28/95 $200,000,000        $200,000,000

     03/01/95 - 03/15/95 $175,000,000        $200,000,000

     03/16/95 - 03/31/95 $145,000,000        $200,000,000

     04/01/95 - 04/15/95 $105,000,000        $200,000,000

     04/16/95 - 04/30/95  $70,000,000        $200,000,000

     05/01/95 - 05/15/95  $35,000,000        $200,000,000

The above limit of liability applies to Ultimate Net Loss as a result of each Loss Occurrence excess of the Retention. In the event of a Loss Occurrence in excess of the Retention, the applicable limit of liability under this Agreement will be determined based on the date of that first Loss Occurrence (first
Loss Occurrence being determined chronologically).  If the first
Loss Occurrence results in losses ceded to this Agreement equal to the applicable limit stated above for the date of the first Loss Occurrence, then no further coverage will be provided hereunder for any subsequent Loss Occurrence.

In the event that the first Loss Occurrence is less than the applicable limit for the date of that first Loss Occurrence, then the remaining limit available hereunder for the second Loss Occurrence excess of the Retention will be determined by first taking the applicable full limit for the first Loss Occurrence as stated above less the Ultimate Net Loss finally ceded to the Reinsurer from the first Loss Occurrence and dividing that difference by the applicable limit stated above for the first Loss Occurrence. The resulting fraction will then be multiplied by the limit stated above applicable to the date of the second Loss Occurrence. The resulting product is the limit available hereunder excess of the Retention for the second Loss Occurrence.

If the second Loss Occurrence does not exhaust the remaining limit, then the remaining limit for the third and subsequent chronological Loss Occurrences during the Period of this cover excess of the Retention shall be determined in the same manner. If the second Loss Occurrence does exhaust the pro rata remaining limit as determined above, there shall be no further coverage hereunder. No loss payment for the second or subsequent Loss Occurrences shall be made until the Reinsurer and Company mutually agree on the total loss to be ceded hereunder for each of the chronologically prior Loss Occurrences.


Article V.          Territory.

This Agreement shall apply only to the State of California of the United States of America.


Article VI.         Exclusions.

This Agreement specifically excludes from the Limits and Retentions hereunder:

1.   Flood and/or Earthquake when written alone.

2.   Mortgage Impairment Business.

3.   All reinsurance assumed other than facultative.

4. War risk, bombardment, invasion, insurrection, rebellion, revolution, military or usurped power, or confiscation by order of any government or public authority, as excluded under a standard policy containing a standard War Exclusion Clause.

5. All liability of the Company arising by contract, by operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed; which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

6. Third Party Bodily Injury or Death Liability, Third Party Personal Injury Liability, Third Party Property Damage Liability and Medical Payments insurance; however, nothing herein contained shall be construed as excluding liability for damage to property in an insured's care, custody or control for which the insured may be liable.

7. Loss and/or damage and/or costs and/or expenses arising from Seepage and/or Pollution and/or Contamination, other than contamination from smoke damage. Nevertheless, this exclusion does not preclude any payment of the cost of the removal of debris of property damaged by a loss otherwise covered hereunder but subject always to a limit of 25% of the Company's property loss under the original policy.

8.   Special Programs as declared by the Company.

9. Liability of the Company as excluded by the following clauses, which are attached hereto and made a part of this Agreement:

     a.   Nuclear Incident Exclusion Clauses - Physical Damage -
          Reinsurance - U.S.A. and Canada; and Nuclear Energy Risk Exclusion Clause (Reinsurance) - Worldwide Excluding
          U.S.A. and Canada.

     b. Pools, Associations and Syndicates in accordance with the Pools, Associations and Syndicates Exclusions Clause.

10.  Extra Contractual Obligations and/or Losses in Excess of
     Policy Limits.

     "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

     "Losses in Excess of Policy Limits" are defined as any losses exceeding the limit of the Company's policy, having been incurred because of failure by the Company to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action. For the purposes of this definition, the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the policy.

     "Extra Contractual Obligations" and "Losses in Excess of Policy Limits" shall also include any exemplary or punitive damages assessed against the Company due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

11. "Unallocated Loss Adjustment Expenses", which shall mean all court costs, attorneys' fees, expenses and interest which are not allocated to a specific Loss Occurrence for which reimbursement is due the Company under this Agreement.
     Unallocated Loss Adjustment Expenses shall include salaries of officers and permanent employees of the Reinsured.


Article VII.        Loss Occurrence.

The term "Loss Occurrence" wherever appearing in this Agreement shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the Territory as defined in Article V. of this Agreement. However, the duration and extent of any one Loss Occurrence shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "Loss Occurrence" shall be further defined as follows:

     1. AS REGARDS WINDSTORM, HAIL, TORNADO, HURRICANE, CYCLONE, INCLUDING ENSUING COLLAPSE AND WATER DAMAGE, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event.

     2. AS REGARDS RIOT, RIOT ATTENDING A STRIKE, CIVIL COMMOTION, VANDALISM AND MALICIOUS MISCHIEF, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an insured's premises by strikers, provided such occupation commenced during the aforesaid period.

     3. AS REGARDS EARTHQUAKE (THE EPICENTER OF WHICH NEED NOT NECESSARILY BE WITHIN THE TERRITORIAL CONFINES REFERRED TO IN THE OPENING PARAGRAPH OF THIS ARTICLE) AND FIRE FOLLOWING DIRECTLY OCCASIONED BY THE EARTHQUAKE, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's Loss Occurrence.

     4. AS REGARDS "FREEZE", only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's Loss Occurrence.

For all those "Loss Occurrences" the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for those "Loss Occurrences" referred to in subparagraphs 1 and 2 above, where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

No individual losses occasioned by an event that would be covered by a 72 hours clause may be included in any "Loss Occurrence" claimed under the 168 hours provision.


Article VIII.       Ultimate Net Loss.

The term "Ultimate Net Loss" wherever used in this Agreement shall mean:

     1.   the actual loss or losses paid by the Company, plus

     2. expenses of litigation (if any) not otherwise excluded hereunder, plus

     3. all other loss expenses of the Company (excluding office expenses and salaries of officials of the Company except in the case of field claim adjusters or staff attorneys, and then only when the time spent by any adjuster or staff attorney is definitely allocated to a specific claim or specific catastrophe), less

     4. salvages and/or recoveries (if any) as determined in accordance with Article XI. of this Agreement, Subrogation and Salvage, less

     5. recoveries from all other reinsurances effected by the Company relating to the business described in Article I, whether collected or not (except that the Company is permitted to carry underlying Catastrophe reinsurance, recoveries under which shall inure to the Company's sole benefit), all relating to any one Loss Occurrence.


All salvages, recoveries or payments recovered or received subsequent to a loss settlement under this Agreement shall be applied as if recovered or received prior to the aforesaid settlement, and all necessary adjustments shall be made by the parties hereto.

It is understood and agreed that the Company shall have the benefit of underlying catastrophe excess of loss reinsurance, recoveries under which shall inure to the sole benefit of the Company.

Nothing in this Article, however, shall be construed as meaning that losses are not recoverable from the Reinsurer until the Ultimate Net Loss to the Company has been ascertained.


Article IX.         Net Retained Lines.

This Agreement applies only to that portion of any insurance or reinsurance which the Company retains net for its own account. In calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Agreement attaches, only loss or losses in respect of that portion of any insurance or reinsurance which the Company retains net for its own account shall be included.

The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers, whether specific or general, any amounts which may have become due from them, whether such inability arises from the insolvency of such other reinsurers or otherwise.

Article X.          Claims.

The Company shall give immediate notice to the Reinsurer of any Loss Occurrence which they have reason to believe could involve this Agreement.

The Company shall furthermore keep the Reinsurer informed of all developments likely to affect any payment by the Reinsurer under this Agreement.

The Company may commence, continue, defend, settle or withdraw from actions, suits or prosecutions and generally do all such things relating to any Loss Occurrence in which the Reinsurer is interested as, in the Company's judgment, may be beneficial or expedient to both parties. While the Reinsurer is not obligated to do so, the Reinsurer shall nevertheless be afforded the right to associate, solely in its discretion and at its own expense, in the defense, resistance or settlement of any claims arising from a Loss Occurrence which may possibly give rise to a claim hereunder.

All settlements made by the Company, provided same are within the original terms of the policies reinsured hereunder and the terms of this Agreement, shall be unconditionally binding upon the Reinsurer. The share of the Reinsurer in any settlement shall be payable by the Reinsurer to the Company upon receipt by the Reinsurer of proof of loss satisfactory to the Reinsurer.


Article XI.         Salvage and Subrogation.

(A) The Reinsurer shall be subrogated, as respects any Ultimate Net Loss for which the Reinsurer shall actually pay or become liable to pay, but only to the extent of the amounts of payment by, or the amount of liability of, the Reinsurer, to all rights of the Company against any person or other entity who may be legally responsible in damages for said Ultimate Net Loss. The Company hereby agrees to enforce such rights. In the event the Company shall fail or neglect to do so, the Reinsurer is hereby authorized and empowered to bring any appropriate action in the name of the Company or insured under a reinsurance contract or insurance policy reinsured hereunder to enforce such rights.

(B) In determining the amount of recoveries, salvages or reimbursements, there shall first be deducted from any amount recovered the expenses incurred in effecting the recovery
(excluding salaries and expenses of officers and employees of the Company). Once such expense has been paid, any rights of subrogation, recoveries, salvages or reimbursements applying to Loss Occurrences reinsured under this Agreement shall always be used to reimburse the reinsurers excess of Reinsurer (from the last to the first, beginning with the reinsurer of the last excess) according their participation, before being used in any way to reimburse the Reinsurer. The Company shall recover for the Retention from recoveries, salvages or reimbursements only after the Reinsurer has been reimbursed in full for its Ultimate Net Loss reimbursement payment.

(C) All salvages, recoveries or reimbursements, after deduction of all expenses allowed under Paragraph B of this Article applicable thereto, recovered or received subsequent to an Ultimate Net Loss reimbursement by the Reinsurer under this Agreement shall be applied as if recovered or received prior to the aforesaid settlement and all necessary adjustments shall be made by the parties hereto; provided that nothing in this Article shall be construed to mean that Ultimate Net Losses under this Agreement are not recoverable until all salvage, recovery and reimbursement has been determined.


Article XII.        Audit and Inspection.

The duly authorized representative of the Reinsurer, at all reasonable times during the Period of this Agreement (and thereafter to the extent of any interest expressed by the Reinsurer in the business reinsured hereunder) shall have access at the offices of the Company to all records of the Company which pertain in any way to this Agreement or the subject matter thereof, provided always that the Reinsurer shall have given to the Company prior written notice of their desire to obtain information.


Article XIII.       Errors and Omissions.

Any inadvertent error, omission or delay in complying with the terms and conditions of this Agreement shall not be held to relieve or increase the liability of either party hereto. Upon discovery of such an incident, rectification shall be made as soon as reasonably practicable, following which the position of the parties shall be as though the incident had not occurred.


Article XIV.        Insolvency.

The portion of any risk or obligation assumed by the Reinsurer, when such portion is ascertained, shall be payable on demand of the Company at the same time as the Company shall pay its net retained portion of such risk or obligation, with reasonable provision of verification before payment, and the reinsurance shall be payable by the Reinsurer, on the basis of the liability of the Company under the contract or contracts reinsured without diminution because of the insolvency of the Company.

In the event of the insolvency of the Company and the appointment of a conservator, liquidator, receiver or statutory successor of the Company, this reinsurance shall be payable directly to such conservator, liquidator, receiver or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of claims allowed against the insolvent company by any court of competent jurisdiction or by any conservator, liquidator, receiver or statutory successor of the Company having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator, receiver or statutory successor has failed to pay all or a portion of any claim. It is agreed, however, that the conservator, liquidator, receiver or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership. It is furthermore agreed that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to the Company or its conservator, liquidator, receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more Reinsurers on this Contract are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Company.

As to all reinsurance made, ceded, renewed or otherwise becoming effective under this Contract, the reinsurance shall be payable as set forth above by the Reinsurer to the Company or to its conservator, liquidator, receiver or statutory successor, except:

     1. as provided by Sections 4118(a)(1)(A) and 1114(c) of the New York Insurance Law, or

     2. where the original contract of insurance or reinsurance specifically provides another payee in the event of the insolvency of the Company; and where the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees. Then, and in that event only, the Company, with the prior approval of the certificate of assumption on New York risks by the Superintendent of Insurance of the State of New York, is entirely released from its obligation and the Reinsurer pays any loss directly to payees under such policy.


Article XV.         Non-Waiver.

The failure of the Company or the Reinsurer to insist on strict compliance with this Agreement, or to exercise any right or remedy hereunder, shall not constitute a waiver of any rights contained herein nor estop the parties from thereafter demanding full and complete compliance nor prevent the parties from exercising such remedy in the future.


Article XVI.        Modifications.

Any mutually agreed modifications to this Agreement shall be binding on both parties and shall be deemed to form a part of this Agreement only when signed by an authorized representative of each party.


Article XVII.       Offset.

The Reinsured or the Reinsurer may offset any balance(s), including but not limited to offsetting premium and claims payments, which may become due and owing hereunder. This offset right shall apply regardless of whether the balances arose on account of premium, commission, claims, losses, loss adjustment expense, salvage or any other amount(s) due from one party to the other under this Agreement or under any other agreement heretofore or hereafter entered into between the Company and the Reinsurer. This right of offset shall apply regardless of whether either party was acting as assuming reinsurer or ceding reinsured or was acting in any other capacity related or not related to reinsurance.


Article XVIII. Currency.

Whenever the word "Dollars" and/or the sign "$" appears in this Agreement, it shall be understood to mean United States Dollars.

Where the Company receives premiums or pays losses in currencies other than United States Dollars, such premiums and losses shall be converted into United States Dollars at the actual rates of exchange at which such premiums or losses are entered on the Company's books.

Article XIX.        Taxes.

In consideration of the terms under which this Agreement is issued, the Company undertakes not to claim any deduction in respect of the premium hereon when making tax returns, other than Income or Profits Tax returns, to any State or Territory or the District of Columbia.


Article XX.         No Third Party Rights.

In no event shall anyone other than the Reinsurer of the Company
(or its statutory successor as set forth in Article XVI. hereof) have any rights under this Agreement.


Article XXI.        Arbitration.

This Article shall form a separate Agreement between the Company and the Reinsurer from the main Property Catastrophe Excess of Loss Reinsurance Agreement.

All matters in difference in relation to this reinsurance, including its formation and validity and whether arising during or after the period of this reinsurance, shall be submitted to binding arbitration for resolution.

The dispute shall be submitted to three arbitrators, one to be chosen by each party, and the third by the two so chosen. The party requesting arbitration (petitioner) shall mail to the other party (respondent) a written demand of arbitration naming its arbitrator. The respondent shall appoint its arbitrator within thirty days of receipt of the demand. If the respondent refuses or neglects to appoint its arbitrator within that time, the claimant shall appoint a second arbitrator. If the two arbitrators fail otherwise to agree in the selection of the third arbitrator (the umpire), they shall within thirty days of their appointment each nominate three, of whom the other shall decline two and the decision shall be made by drawing lots.

All members of the arbitration panel shall be active or retired disinterested officers of insurance or reinsurance companies or Underwriters at Lloyd's of London. The arbitration panel shall interpret this reinsurance agreement as an honorable engagement and not only as a legal obligation. They are relieved of all judicial formalities and may abstain from following strict rules of law. They shall make their decision with a view to effecting the general purpose of this reinsurance agreement and the mutual intentions of the parties thereto in a reasonable manner. Unless otherwise mutually agreed or directed by the arbitration panel, the seat of the arbitration shall be the city in which the Company's head office is located.

The arbitration panel shall have authority to fix all procedural rules for the holding of the arbitration including discretionary power to make orders as to any matters which it may consider proper in the circumstances of the case with regard to scheduling, pleadings, discovery, inspection of documents, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration and may receive and act upon such evidence whether oral or written strictly admissible or not as it shall in its discretion deem fit. The panel shall render a written decision within sixty days of the matter being referred to them for deliberations.

Each party shall bear their own expenses and costs and the costs of its arbitrator, and the parties shall share equally in the costs of the umpire and the hearing. The arbitration panel may not award exemplary, punitive, multiple or other damages of a similar nature.

The award of the arbitration panel shall be in writing and binding upon the parties who covenant to carry out the same. If either of the parties should fail to carry out any award, the other may apply for its enforcement to any court of competent jurisdiction in any territory in which the party in default is domiciled or has assets or carries on business.





IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

This 14th day of March        , 1995     by  20TH CENTURY INSURANCE COMPANY
     ----        -------------  -------      21ST CENTURY CASUALTY COMPANY

                                         by: Charles I. Petit
                                             -----------------------------
                                             Vice President


and this 8th  day of March         , 1995    by NATIONAL INDEMNITY COMPANY
         ----        --------------  -------

                                         by: Brian G. Snoven
                                             -----------------------------
                                             Asst. Vice President

                            AMENDMENT NO. 2
                            ---------------

     This Amendment (this "Amendment") is entered into as of December 31, 1994 by and among 20th Century Industries, a California corporation (the "Borrower"), Union Bank, individually and as Agent, The First National Bank of Chicago, individually and as Documentary Agent, and the other financial institutions signatory hereto.

                               RECITALS
                               --------
     A. The Borrower, the Agent, the Documentary Agent and the Lenders are party to that certain Credit Agreement dated as of June 30, 1994 (as heretofore amended, the "Credit Agreement"). Unless otherwise specified herein, each capitalized term used and not otherwise defined in this Amendment shall have the meaning ascribed to it by the Credit Agreement.

     B. The Borrower, the Agents and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1.   Amendment of Credit Agreement.  The Credit Agreement is
               -----------------------------
hereby amended as follows:

               (a)  The definition of "Applicable ABR Margin" in Article
                                                                 -------
     I is amended in its entirety to read as follows:

               "'Applicable ABR Margin' means (a) 0.5% during
                 ---------------------
          Period I, (b) 1.5% during Period II, (c) .75% during Period III and (d) 0.25% during Period IV; provided,
                                                     --------
          however, that for the period from and including January 1, 1995 to and including March 31, 1995 the Applicable ABR Margin shall be 2.0%."

               (b)  The definition of "Applicable Eurodollar Margin" in
     Article I is amended in its entirety to read as follows:
     ---------
               "'Applicable Eurodollar Margin'" means (a) 2.5%
                 ----------------------------
          during Period II, (b) 1.75% during Period III and (c)
          1.25% during Period IV; provided, however, that for the
                                  -----------------
          period from and including January 1, 1995 to and including March 31, 1995 the Applicable Eurodollar Margin shall be 3.25%. The Applicable Eurodollar Margin may change during an Interest Period to the extent required by this definition."

               (c)  Section 6.23.1 is amended in its entirety to read as
                    --------------
     follows:

               "6.23.1 Surplus as Regards Policyholders.
                       --------------------------------
          Commencing June 30, 1994 (after giving effect to the application of the proceeds of the Loans) and determined as at the end of each calendar quarter (commencing as of such date), at all times after the date hereof, maintain an aggregate Surplus as Regards Policyholders of at least
          (a) $200 million in the case of the calendar quarter ending December 31, 1994, (b) $225 million in the case of the calendar quarter ending March 31, 1995 and (c) $250 million in the case of all other calendar quarters."

               (d)  The reference in Section 6.23.2 to "4.50 to 1.00"
                                     --------------
     with respect to the period "6/30/94 - 6/30/95" is replaced with a reference to "5.00 to 1.00".

               (e)  Section 6.23.3 is amended in its entirety to read as
                    --------------
     follows:

               "6.23.3 Coverage Ratio.  As of the end of each
                       --------------
          fiscal quarter of the Borrower ending on or after March 31, 1995, maintain a ratio (the "Coverage Ratio") of (a)
                                           --------------
          the sum of (i) the amount of cash and cash equivalents of the Borrower, on a non-consolidated basis, as of the end of such fiscal quarter plus (ii) consolidated Statutory Net Income of the Insurance Subsidiaries for the most recent four fiscal quarters (or lesser number of fiscal quarters specified below) then ended to (b) the amount of principal and interest on all Indebtedness of the Borrower (other than repayments of principal on the Loans pursuant to Sections 2.6 or 2.7(b)) and cash dividends on
                      ------------    ------
          the Preferred Stock paid during the four fiscal quarters (or lesser number of fiscal quarters specified below) then ended of not less than 1.50 to 1.00; provided,
                                                    --------
          however, that for purposes of determining any of the
          -------
          foregoing amounts such amounts will be calculated for the fiscal quarter ending on March 31, 1995, for the two most recent fiscal quarters ending on June 30, 1995, for the three most recent fiscal quarters ending on September 30, 1995, and, thereafter, on a four-quarter basis."

          2.   Representations and Warranties of the Borrower.  The
               ----------------------------------------------
Borrower represents and warrants that:

               (a) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower and does not
     (i) violate any law, rule or regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any Subsidiary or the Borrower's or any Subsidiary's articles or certificate of incorporation or bylaws, (ii) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which the Borrower or any Subsidiary is a party or is subject or by which it, or its property, is bound, or (iii) conflict with or constitute a default thereunder or require the approval or consent of any Governmental Authority.

               (b) This Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

               (c) No Default or Unmatured Default has occurred and is continuing.

               (d) As of the date hereof, (i) each Insurance Subsidiary is in compliance with all applicable California or California Department of Insurance statutes, rules, regulations, orders and directives (each a "Legal Requirement") relative to minimum levels of Surplus as Regards Policyholders and (ii) to the best knowledge of the Borrower, there exists no Legal Requirement that between the date hereof and June 30, 1995 the aggregate Surplus as Regards Policyholders of the Borrower's Consolidated Insurance Subsidiaries exceed $200 million.

          3.   Effective Time.  This Amendment shall become effective
               --------------
upon its execution and delivery by the Borrower, the Agent, the Documentary Agent and the Required Lenders (without respect to whether it has been executed and delivered by all Lenders).

          4.   Reference to and Effect Upon the Credit Agreement.
               -------------------------------------------------
               (a) Except as specifically amended above, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby in all respects ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document.

               (c) From and after the effectiveness hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

          5.   Costs and Expenses.  Without limiting its obligations
               ------------------
under Section 9.7 of the Credit Agreement, the Borrower affirms it has agreed to reimburse the Agents for the reasonable fees and expenses of Winston & Strawn incurred in connection with this Amendment.

          6.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
               -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK BUT GIVING EFFECT TO
FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          7.   Headings.  Section headings in this Amendment are
               --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          8.   Counterparts.  This Amendment may be executed in any
               ------------
number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


UNION BANK, individually and       THE FIRST NATIONAL BANK OF
  as Agent                           CHICAGO, individually and as
                                     Documentary Agent


By:  Robert C Dawson               By:
   ----------------------------       ----------------------------

Its: VP                            Its:
   ----------------------------       ----------------------------

By:____________________________

Its:___________________________



THE BANK OF NEW YORK               BANK ONE, TEXAS, N.A.


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________



FIRST UNION NATIONAL BANK OF       SANWA BANK CALIFORNIA
  NORTH CAROLINA


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________


SHAWMUT BANK CONNECTICUT, N.A.     20TH CENTURY INDUSTRIES



By:____________________________    By:____________________________

Its:___________________________    Its:___________________________

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

          8.   Counterparts.  This Amendment may be executed in any
               ------------
number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


UNION BANK, individually and       THE FIRST NATIONAL BANK OF
  as Agent                           CHICAGO, individually and as
                                     Documentary Agent


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________

By:____________________________

Its:___________________________



THE BANK OF NEW YORK               BANK ONE, TEXAS, N.A.


By:  Timothy J. Starbaugh          By:
   ----------------------------       ----------------------------

Its: Vice President                Its:
   ----------------------------       ----------------------------


FIRST UNION NATIONAL BANK OF       SANWA BANK CALIFORNIA
  NORTH CAROLINA


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________


SHAWMUT BANK CONNECTICUT, N.A.     20TH CENTURY INDUSTRIES



By:____________________________    By:____________________________

Its:___________________________    Its:___________________________

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

          8.   Counterparts.  This Amendment may be executed in any
               ------------
number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


UNION BANK, individually and       THE FIRST NATIONAL BANK OF
  as Agent                           CHICAGO, individually and as
                                     Documentary Agent


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________

By:____________________________

Its:___________________________



THE BANK OF NEW YORK               BANK ONE, TEXAS, N.A.


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________



FIRST UNION NATIONAL BANK OF       SANWA BANK CALIFORNIA
  NORTH CAROLINA


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________


SHAWMUT BANK CONNECTICUT, N.A.     20TH CENTURY INDUSTRIES


By:  Timothy B. Brown              By:
   ----------------------------       ----------------------------

Its: Assistant Vice President      Its:
   ----------------------------       ----------------------------

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

          8.   Counterparts.  This Amendment may be executed in any
               ------------
number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


UNION BANK, individually and       THE FIRST NATIONAL BANK OF
  as Agent                           CHICAGO, individually and as
                                     Documentary Agent


By:                                By: Paul T. Schultz
   ----------------------------       ----------------------------

Its:                               Its: Vice President
   ----------------------------       ----------------------------

By:____________________________

Its:___________________________



THE BANK OF NEW YORK               BANK ONE, TEXAS, N.A.


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________



FIRST UNION NATIONAL BANK OF       SANWA BANK CALIFORNIA
  NORTH CAROLINA


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________


SHAWMUT BANK CONNECTICUT, N.A.     20TH CENTURY INDUSTRIES



By:____________________________    By:____________________________

Its:___________________________    Its:___________________________

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

          8.   Counterparts.  This Amendment may be executed in any
               ------------
number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


UNION BANK, individually and       THE FIRST NATIONAL BANK OF
  as Agent                           CHICAGO, individually and as
                                     Documentary Agent


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________

By:____________________________

Its:___________________________



THE BANK OF NEW YORK               BANK ONE, TEXAS, N.A.


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________



FIRST UNION NATIONAL BANK OF       SANWA BANK CALIFORNIA
  NORTH CAROLINA


By:                                By: Richard H. Palmer
   ----------------------------       ----------------------------

Its:                               Its: Vice President
   ----------------------------       ----------------------------


SHAWMUT BANK CONNECTICUT, N.A.     20TH CENTURY INDUSTRIES


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________

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

          8.   Counterparts.  This Amendment may be executed in any
               ------------
number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


UNION BANK, individually and       THE FIRST NATIONAL BANK OF
  as Agent                           CHICAGO, individually and as
                                     Documentary Agent


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________

By:____________________________

Its:___________________________



THE BANK OF NEW YORK               BANK ONE, TEXAS, N.A.


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________



FIRST UNION NATIONAL BANK OF       SANWA BANK CALIFORNIA
  NORTH CAROLINA


By:____________________________    By:____________________________

Its:___________________________    Its:___________________________


SHAWMUT BANK CONNECTICUT, N.A.     20TH CENTURY INDUSTRIES


By:                                By: Neil H. Ashley
   ----------------------------       ----------------------------

Its:                               Its: C E O
   ----------------------------       ----------------------------

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

                             WAIVER
                             ------
      This Waiver ("Waiver") is dated as of March 15, 1995 by and among 20th Century Industries, a California corporation (the "Borrower"), Union Bank, individually and as Agent, The First National Bank of Chicago, individually and as Documentary Agent, and the other financial institutions signatory hereto.

                            RECITALS
                            --------
      A. The Borrower, the Agent, the Documentary Agent and the Lenders are party to that certain Credit Agreement dated as of June 30, 1994 (as previously amended, the "Credit Agreement"). Unless otherwise specified herein, each capitalized term used in this Waiver shall have the meaning ascribed to it by the Credit Agreement.

      B. The Agents and the Lenders wish to waive certain provisions of the Credit Agreement on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agrees as follows:

          1.   Waiver.  The Lenders hereby waive any Default under
               ------
Section 6.10 of the Credit Agreement arising solely out of the payment of up  to
------------
$4.5 million of dividends on the Preferred Stock during the month of March of 1995.

          2.   Representations and Warranties of the Borrower.  As an
               ----------------------------------------------
inducement to the Lenders to grant the foregoing waiver, the Borrower represents and warrants that:

                   (a) The execution, delivery and performance by the Borrower of this Waiver has been duly authorized by all necessary corporate action on the part of the Borrower and does not (i) violate any law, rule or regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any Subsidiary or the Borrower's or any Subsidiary's articles or certificate of incorporation or bylaws, (ii) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which the Borrower or any Subsidiary is a party or is subject or by which it, or its property, is bound, (iii) conflict with or constitute a default thereunder or (iv) require the approval or consent of any Governmental Authority.

                   (b) This Waiver is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy,insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                     (c) No Default or Unmatured Default has occurred and is continuing.

                   (d) The representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct on and as of
            ---------
   the date hereof except to the extent that such representations and warranties specifically relate to an earlier date.

          3.   Effective Time.  This Waiver shall become effective at such
               --------------
time as this Waiver has been executed and delivered by the Borrower, the Agents and the Required Lenders without respect to whether it has been executed by all the Lenders.

          4.   Effect Upon the Credit Agreement.  The execution, delivery and
               --------------------------------
effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Subject only to waivers pursuant to the express terms of Section 1 above, the Lenders expressly reserve any and all rights and remedies they may have under the Loan Documents with respect to any and all existing or future Defaults and Unmatured Defaults.

          5.   Costs and Expenses.  Without limiting its obligations under
               ------------------
Section 9.7  of the  Credit Agreement,  the Borrower  affirms it  has agreed  to
-----------
reimburse the Agents for the reasonable fees and expenses of Winston & Strawn in connection with this Waiver.

          6.   GOVERNING LAW.  THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN  ACCORDANCE  WITH  THE  INTERNAL  LAWS  (AS  OPPOSED  TO  CONFLICTS  OF  LAWS
PROVISIONS) OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          7.   Headings.  Section headings in this Waiver are included herein
               --------
for convenience of reference only and shall not constitute a part of this Waiver for any other purposes.

          8.   Counterparts.  This Waiver may be executed in any number of
               ------------
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                    [signature page follows]

           IN WITNESS WHEREOF, the parties have executed this Waiver as of the date and year first above written.


UNION BANK, individually and            THE FIRST NATIONAL BANK OF
 as Agent                                CHICAGO, individually and as
                                         Documentary Agent

By:                                By:
    ------------------------            --------------------------

Its:                               Its:
    ------------------------            --------------------------

By:
    ------------------------            --------------------------

Its:
    ------------------------            --------------------------


THE BANK OF NEW YORK               BANK ONE, TEXAS, N.A.

By:                                By:
    ------------------------            --------------------------

Its:                               Its:
    ------------------------            --------------------------


FIRST UNION NATIONAL BANK OF       SANWA BANK CALIFORNIA
  NORTH CAROLINA


By:                                By:
    ------------------------            --------------------------

Its:                               Its:
    ------------------------            --------------------------


SHAWMUT BANK CONNECTICUT, N.A.     20TH CENTURY INDUSTRIES


By:                                By:   William L. Mellick
   ------------------------            --------------------------
Its:                               Its:  President & CEO
   ------------------------            --------------------------



C:\DOCS\GSM\1STCHGO\20TH\WAIVER.1
3-13-95/11:09am

                               AMENDMENT NO. 1 TO
                  INVESTMENT AND STRATEGIC ALLIANCE AGREEMENT

This Amendment No. 1 to Investment and Strategic Alliance Agreement ("Amendment No. 1") is made and entered into this 23rd day of March, 1995 by and between 20th Century Industries, a corporation organized and existing under the laws of the State of California (the "Company"), and American International Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Investor").

                                R E C I T A L S
                                - - - - - - - -

               WHEREAS, the Company and the Investor entered into an Investment and Strategic Alliance Agreement (the "Agreement") on October 17, 1994, pursuant to which the Company issued to affiliates of the Investor (a) 200,000 shares of Series A Convertible Preferred Stock, stated value $1,000 per share, having the rights, preferences, privileges and restrictions set forth in the Certificate of Determination of the Company (the "Series A Certificate of Determination") governing the Series A Convertible Preferred Stock (the "Series A Preferred Shares"), and (b) 16,000,000 Series A Warrants, each exercisable for one share of Common Stock, no par value, of the Company ("Common Stock"), subject to adjustment, having the terms set forth in a Warrant Certificate dated December 16, 1994 (the "Warrant Certificate") (the "Series A Warrants");

               WHEREAS, on January 27, 1995, the California Department of Insurance (the "DOI") and the Company entered into a Stipulation, and, on January 28, 1995, the DOI issued an Order under California Insurance Code Sections 1065.1 and 1065.2, pursuant to which the DOI has required that the Company raise an additional $50 million of capital for contribution to the Company's insurance subsidiaries (the "DOI Capital Requirement"), the first $30 million of which must be raised by March 31, 1995 and the remaining $20 million of which must be raised by December 31, 1995; and

               WHEREAS, the Company and the Investor have agreed upon a $20 million capital contribution to the Company by the Investor to fund a portion of the DOI Capital Requirement, in exchange for which the Company will issue additional Series A Preferred Shares to the Investor pursuant to Section 4.3 of the Agreement, and, in connection therewith, the Company and the Investor desire to amend Section 4.3 of the Agreement as set forth herein.

                               A G R E E M E N T
                               - - - - - - - - -

               NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

               Section 1.  Issuance of Series A Preferred Shares.  Concurrently
                           -------------------------------------
with the execution of this Amendment No. 1, the Investor is contributing $20 million to the Company pursuant to Section 4.3 of the Agreement to fund a portion of the DOI Capital Requirement. The Company and the Investor agree that, notwithstanding the formula set forth in Section 4.3 for determining the number of Series A Preferred Shares to be issued to the Investor in respect of such contribution, the Investor and the Company agree that, in consideration for such contribution, the Company shall issue to the Investor 20,000

Series A Preferred Shares, having an aggregate liquidation value equal to the amount contributed to the Company by the Investor.

               Section 2.  Amendment.  In order to memorialize the agreement of
                           ---------
the Company and the Investor to modify the formula for determining the number of Series A Preferred Shares to be issued in respect of the Investor's $20 million contribution to the Company, Section 4.3 of the Agreement is hereby amended to read in its entirety as follows:

                         "Section   4.3      Investor   Contribution  and
               Additional Shares; Adjustment to Series A Warrants Exercise Price. If at any time (before or after the Closing Date) there shall be any Excess Loss Amount as defined above, the Investor shall, if requested in writing by the Company after the Closing Date (and subject to the Closing hereunder), contribute to the capital of the Company at the request of the Company, in whole or in part, an amount up to the lesser of (i) $70,000,000 or
               (ii) the Excess Loss Amount (the "Investor Contribution"). In consideration for the first $20 million of the Investor Contribution pursuant to this Section 4.3 (the "$20 Million Contribution"), the Company shall issue to the Investor that number of fully paid and nonassessable Series A Preferred Shares having an aggregate liquidation value equal to $20 million. In consideration of the contribution of the remainder of the Investor Contribution following the $20 Million Contribution (the "Remaining Investor Contribution"), the Company shall issue to the Investor that number of fully paid and nonassessable Series A Preferred Shares having an aggregate liquidation value equal to (x) the amount of the Remaining Investor Contribution plus (y) an amount equal to the product of,
               (1) the Remaining Investor Contribution, (2) 0.65 and (3) the quotient of (I) the number of shares of Common Stock beneficially owned or obtainable by the Investor and its affiliates by virtue of ownership of the Series A Preferred Shares (including any additional shares actually issued by virtue of the provision permitting payment of dividends in kind on the Series A Preferred Shares) and the Series A Warrants and conversion or exercise thereof divided by (II) the sum of (A) the total number of shares of Common Stock of the Company outstanding at the date of this Agreement plus (B) the number of shares referred to in (I); provided, however, that the aggregate liquidation value of any Series A Preferred Shares issued pursuant to this sentence (without taking into account any Series A Preferred Shares issuable as a dividend in kind on any outstanding Series A Preferred Shares) shall not exceed $63.2474 million. The amount represented as "(y)" in the above formula is designed to represent Investor's proportional share of the Company's after-tax loss resulting from the Excess Loss Amount. Successive contributions under this Section 4.3 for partial amounts reflecting development over time shall be permitted, with minimum cash contributions prior to the final contribution being for no less than $10 million. In the event that the Excess Loss Amount exceeds $95,000,000, the exercise price of the Series A Warrants shall be reduced as provided in the Series A Warrants."

               Section 3.  Defined Terms.  Capitalized terms not otherwise
                           -------------
defined herein shall have the meanings ascribed to such terms in the Agreement.

               Section 4.  Reconfirmation of Agreement.  Except as otherwise
                           ---------------------------
provided herein, all of the terms and provisions of the Agreement shall remain in full force and effect.

               Section 5.  Counterparts.  This Amendment No. 1 shall be executed
                          ------------
in any number of counterparts, each of which shall be deemed to be one and the same instrument.

               IN WITNESS WHEREOF, the Company and the Investor have executed this Amendment No. 1 as of the date first above written.


                              20TH CENTURY INDUSTRIES


                              By: William L. Mellick
                                  _____________________________________
                                   Title:  President & Chief Executive Officer



                              AMERICAN INTERNATIONAL GROUP, INC.


                              By: Robert M. Sandler
                                  _____________________________________
                                   Title:  Senior Vice President

                                  Kathleen E. Shannon
                              By: _____________________________________
                                   Title:  Secretary

               THIS PAGE INTENTIONALLY LEFT BLANK

                QUOTA SHARE REINSURANCE AGREEMENT
                             between
                 20TH CENTURY INSURANCE COMPANY
           (hereinafter referred to as the "Company")
                               and
        NEW HAMPSHIRE INSURANCE COMPANY (the "Reinsurer")




PREAMBLE

     The Reinsurer hereby agrees to reinsure the Company in respect of the Company's net liability under all policies, contracts and binders of insurance (hereafter referred to as "policies") issued during the term of this Agreement subject to the following terms and conditions:

                            ARTICLE I
TERM

     This Agreement shall be effective from 12:01 A.M., pacific standard time, January 1, 1995 and shall remain continuously in force through December 31, 1999. The Reinsurer has the option to renew this Agreement annually for four additional years by notifying the Company prior to December 31, 1999 or prior to the expiration date of any renewal.

                           ARTICLE II

PARTICIPATION

     The Company shall cede and the Reinsurer shall accept 10% of the Company's net liability for losses on policies incepting during the term of this Agreement. As consideration, the Reinsurer shall receive a 10% share of the net written premiums, less ceding commission as described in Article III, generated by such policies. In the event the Reinsurer elects to renew this Agreement for annual periods following December 31, 1999 the participation shall be 8% on the first renewal, 6% on the second renewal, 4% on the third renewal and 2% on the fourth renewal.

                           ARTICLE III
COMMISSION

     The Reinsurer shall allow the Company a commission of 10.8% of the ceded written premium for policies with effective dates from January 1, 1995 and through December 31, 1995. For policies with effective dates in each subsequent underwriting year, the commission shall be equal to the rate of the Company's incurred underwriting expenses (as recorded in the Company's statutory statement) to net written premium for the prior calendar year.

                           ARTICLE IV

REPORTS AND ACCOUNTS

     1. The Company shall furnish within forty-five days after the close of each calendar quarter an account reflecting the following separately for each underwriting year:

     A.   Net written premium ceded during the quarter (credited).

     B.   Commission on the ceded premium (debited).

     C.   Net paid losses (debited).

     D.   Net paid adjustment expenses (debited).

     E.   Net outstanding losses.

     F.   Net unearned premium.

          If the balance of A through D is a credit such amount shall be remitted with the account. If the balance of A through D is a debit, the Reinsurer shall remit such amount within 15 days of receipt of the account. Accounts by line of business shall also be provided by the Company including the aforementioned information.
                            ARTICLE V
DEFINITION

     Underwriting year shall mean all policies with effective dates from 12:01 A.M., pacific standard time, January 1st through December 31st of each calendar year.

     Net written premium or net losses or net liability shall mean the gross amount less deductions for all other reinsurance.

CURRENCY

     All premium and loss payments hereunder shall be in United
States currency.
                           ARTICLE VI
ACCESS TO RECORDS

     The Reinsurer or its duly appointed representatives shall have free access at all reasonable times to such books and records of those Divisions, Departments and Branch Offices of the Company which are directly involved with the subject matter business of this Agreement as shall reflect premium and loss transactions of the Company for the purpose of obtaining any and all information concerning this Agreement or the subject matter hereof. All non-public information provided in the course of the inspection shall be kept confidential by the Reinsurer as against third parties.

                           ARTICLE VII
INSOLVENCY

     The portion of any risk or obligation assumed by the Reinsurer, when such portion is ascertained, shall be payable on demand of the Company at the same time as the Company shall pay its net retained portion of such risk or obligation, with reasonable provision for verification before payment, and the reinsurance shall be payable by the Reinsurer on the basis of the liability of the Company under the contract or contracts reinsured without diminution because of the insolvency of the Company. In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor. Immediately upon demand, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company which would involve a possible liability on the part of the Reinsurer, indicating the policy or bond reinsured, within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership. It is further agreed that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.
                          ARTICLE VIII
ARBITRATION

A. All disputes or differences arising out of the interpretation of this Agreement shall be submitted to the decision of two arbitrators, one to be chosen by each party, and in the event of the arbitrators failing to agree, to the decision of an umpire to be chosen by the arbitrators. The arbitrators and umpire shall be disinterested active or retired executive officials of fire or casualty insurance or reinsurance companies or Underwriters at Lloyd's, London. If either of the parties fails to appoint an arbitrator within one month after being required by the other party in writing to do so, or if the arbitrators fail to appoint an umpire within one month of a request in writing by either of them to do so, such arbitrator or umpire, as the case may be, shall at the request of either party be appointed by a Justice of the Supreme Court of the State of New York.

B. The arbitration proceeding shall take place in the city in which the Company's Head Office is located. The applicant shall submit its case within one month after the appointment of the court of arbitration, and the respondent shall submit its reply within one month after the receipt of the claim. The arbitrators and umpire are relieved from all judicial formality and may abstain from following the strict rules of law. They shall settle any dispute under the Agreement according to an equitable rather than a strictly legal interpretation of its terms.

C. Their written decision shall be provided to both parties within ninety days of the close of arbitration and shall be final and not subject to appeal.

D. Each party shall bear the expenses of his arbitrator and shall jointly and equally share with the other the expenses of the umpire and of the arbitration.

E.   This Article shall survive the termination of this Agreement.

                           ARTICLE IX

ERRORS AND OMISSIONS

     Any inadvertent delay, omission or error shall not relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified immediately upon discovery.

                            ARTICLE X

LOSS & LOSS ADJUSTMENT EXPENSE

A. The Company alone and at its full discretion shall adjust, settle or compromise all claims and losses. All such adjustments, settlements, and compromises shall be binding on the Reinsurer in proportion to its participation. The Company shall likewise at its sole discretion commence, continue, defend, compromise, settle or withdraw from actions, suits or proceedings and generally do all such matters and things relating to any claim or loss as in its judgment may be beneficial or expedient, and all payments made and costs and expenses incurred in connection therewith or in taking legal advice therefor shall be shared by the Reinsurer proportionately. The Reinsurer shall, on the other hand, benefit proportionately from all reductions of losses by salvage, compromise or otherwise.

                           ARTICLE XI

EXTRA CONTRACTUAL OBLIGATIONS

     This Agreement shall protect the Company where the ultimate net loss includes any extra contractual obligations. The term "extra contractual obligations" is defined as those liabilities not covered under any other provision of the Contract and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to , the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trail of any action against its insured or reinsured or in the preparation of prosecution of an appeal consequent upon such action. The Reinsurer's liability for extra contractual obligations shall not exceed their participation of the maximum limit of liability on the policy from which the extra contractual obligation arises.

     The date on which any extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original disaster and/or casualty. However, this Article shall not apply where the loss has been incurred due to fraud or a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.
                           ARTICLE XII
OFFSET

     Each party hereto shall have, and may exercise at any time and from time to time, the right to offset any undisputed balance or balances, whether on account of premiums or on account of losses or otherwise, due from such party to the other party hereto under this Agreement.

                          ARTICLE XIII
TERMINATION

     Either party may terminate this Agreement with thirty days' notice in the event that:

1. One party should at any time become insolvent, or suffer any impairment of capital, or file a petition in bankruptcy, or go into liquidation or rehabilitation, or have a receiver appointed, or be acquired or controlled by any other insurance company or organization, or

2. Any law or regulation of any Federal or any State or any Local Government of any jurisdiction in which the Company is doing business should render illegal the arrangement made herein, or

3.   With the agreement of the other party.

     In the event of termination, the Reinsurer shall refund to the Company the applicable unearned premium minus the ceding commission and shall continue to remain liable for all losses occurring prior to the date of termination. However, if this Contract shall terminate while a loss occurrence covered hereunder is in progress, it is agreed that, subject to the other conditions of this Contract, the Reinsurer is responsible for its proportion of the entire loss.

                           ARTICLE XIV
TAX

     In consideration of the terms under which this Agreement is issued, the Company undertakes not to claim any deduction of the premium hereon when making tax returns, other than income or Profits Tax returns, to any State or Territory of the United States or to the District of Columbia.

                           ARTICLE XV
COUNTERPARTS

     This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives, this 16th day of December, 1994.

                              20TH CENTURY INSURANCE COMPANY


                              By:  William L. Mellick
                                   --------------------------
                              Title:  President & Chief Operating Officer

                              NEW HAMPSHIRE INSURANCE COMPANY


                              By:
                                   --------------------------
                              Title:


                              By:
                                   --------------------------
                              Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives, this 16th day of December, 1994.

                              20TH CENTURY INSURANCE COMPANY


                              By:
                                   --------------------------
                              Title:

                              NEW HAMPSHIRE INSURANCE COMPANY


                              By:  Howard I. Smith
                                   --------------------------
                              Title: Vice President


                              By:  Elizabeth M. Tuck
                                   --------------------------
                              Title: Secretary

                QUOTA SHARE REINSURANCE AGREEMENT
                             between
                 21ST CENTURY CASUALTY COMPANY
           (hereinafter referred to as the "Company")
                               and
        NEW HAMPSHIRE INSURANCE COMPANY (the "Reinsurer")




PREAMBLE

     The Reinsurer hereby agrees to reinsure the Company in respect of the Company's net liability under all policies, contracts and binders of insurance (hereafter referred to as "policies") issued during the term of this Agreement subject to the following terms and conditions:

                            ARTICLE I
TERM

     This Agreement shall be effective from 12:01 A.M., pacific standard time, January 1, 1995 and shall remain continuously in force through December 31, 1999. The Reinsurer has the option to renew this Agreement annually for four additional years by notifying the Company prior to December 31, 1999 or prior to the expiration date of any renewal.

                           ARTICLE II

PARTICIPATION

     The Company shall cede and the Reinsurer shall accept 10% of the Company's net liability for losses on policies incepting during the term of this Agreement. As consideration, the Reinsurer shall receive a 10% share of the net written premiums, less ceding commission as described in Article III, generated by such policies. In the event the Reinsurer elects to renew this Agreement for annual periods following December 31, 1999 the participation shall be 8% on the first renewal, 6% on the second renewal, 4% on the third renewal and 2% on the fourth renewal.

                           ARTICLE III
COMMISSION

     The Reinsurer shall allow the Company a commission of 10.8% of the ceded written premium for policies with effective dates from January 1, 1995 and through December 31, 1995. For policies with effective dates in each subsequent underwriting year, the commission shall be equal to the rate of the Company's incurred underwriting expenses (as recorded in the Company's statutory statement) to net written premium for the prior calendar year.

                           ARTICLE IV

REPORTS AND ACCOUNTS

     1. The Company shall furnish within forty-five days after the close of each calendar quarter an account reflecting the following separately for each underwriting year:

     A.   Net written premium ceded during the quarter (credited).

     B.   Commission on the ceded premium (debited).

     C.   Net paid losses (debited).

     D.   Net paid adjustment expenses (debited).

     E.   Net outstanding losses.

     F.   Net unearned premium.

          If the balance of A through D is a credit such amount shall be remitted with the account. If the balance of A through D is a debit, the Reinsurer shall remit such amount within 15 days of receipt of the account. Accounts by line of business shall also be provided by the Company including the aforementioned information.
                            ARTICLE V
DEFINITION

     Underwriting year shall mean all policies with effective dates from 12:01 A.M., pacific standard time, January 1st through December 31st of each calendar year.

     Net written premium or net losses or net liability shall mean the gross amount less deductions for all other reinsurance.

CURRENCY

     All premium and loss payments hereunder shall be in United
States currency.
                           ARTICLE VI
ACCESS TO RECORDS

     The Reinsurer or its duly appointed representatives shall have free access at all reasonable times to such books and records of those Divisions, Departments and Branch Offices of the Company which are directly involved with the subject matter business of this Agreement as shall reflect premium and loss transactions of the Company for the purpose of obtaining any and all information concerning this Agreement or the subject matter hereof. All non-public information provided in the course of the inspection shall be kept confidential by the Reinsurer as against third parties.

                           ARTICLE VII
INSOLVENCY

     The portion of any risk or obligation assumed by the Reinsurer, when such portion is ascertained, shall be payable on demand of the Company at the same time as the Company shall pay its net retained portion of such risk or obligation, with reasonable provision for verification before payment, and the reinsurance shall be payable by the Reinsurer on the basis of the liability of the Company under the contract or contracts reinsured without diminution because of the insolvency of the Company. In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor. Immediately upon demand, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company which would involve a possible liability on the part of the Reinsurer, indicating the policy or bond reinsured, within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership. It is further agreed that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.
                          ARTICLE VIII
ARBITRATION

A. All disputes or differences arising out of the interpretation of this Agreement shall be submitted to the decision of two arbitrators, one to be chosen by each party, and in the event of the arbitrators failing to agree, to the decision of an umpire to be chosen by the arbitrators. The arbitrators and umpire shall be disinterested active or retired executive officials of fire or casualty insurance or reinsurance companies or Underwriters at Lloyd's, London. If either of the parties fails to appoint an arbitrator within one month after being required by the other party in writing to do so, or if the arbitrators fail to appoint an umpire within one month of a request in writing by either of them to do so, such arbitrator or umpire, as the case may be, shall at the request of either party be appointed by a Justice of the Supreme Court of the State of New York.

B. The arbitration proceeding shall take place in the city in which the Company's Head Office is located. The applicant shall submit its case within one month after the appointment of the court of arbitration, and the respondent shall submit its reply within one month after the receipt of the claim. The arbitrators and umpire are relieved from all judicial formality and may abstain from following the strict rules of law. They shall settle any dispute under the Agreement according to an equitable rather than a strictly legal interpretation of its terms.

C. Their written decision shall be provided to both parties within ninety days of the close of arbitration and shall be final and not subject to appeal.

D. Each party shall bear the expenses of his arbitrator and shall jointly and equally share with the other the expenses of the umpire and of the arbitration.

E.   This Article shall survive the termination of this Agreement.

                           ARTICLE IX

ERRORS AND OMISSIONS

     Any inadvertent delay, omission or error shall not relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified immediately upon discovery.

                            ARTICLE X

LOSS & LOSS ADJUSTMENT EXPENSE

A. The Company alone and at its full discretion shall adjust, settle or compromise all claims and losses. All such adjustments, settlements, and compromises shall be binding on the Reinsurer in proportion to its participation. The Company shall likewise at its sole discretion commence, continue, defend, compromise, settle or withdraw from actions, suits or proceedings and generally do all such matters and things relating to any claim or loss as in its judgment may be beneficial or expedient, and all payments made and costs and expenses incurred in connection therewith or in taking legal advice therefor shall be shared by the Reinsurer proportionately. The Reinsurer shall, on the other hand, benefit proportionately from all reductions of losses by salvage, compromise or otherwise.
                           ARTICLE XI

EXTRA CONTRACTUAL OBLIGATIONS

     This Agreement shall protect the Company where the ultimate net loss includes any extra contractual obligations. The term "extra contractual obligations" is defined as those liabilities not covered under any other provision of the Contract and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to , the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trail of any action against its insured or reinsured or in the preparation of prosecution of an appeal consequent upon such action. The Reinsurer's liability for extra contractual obligations shall not exceed their participation of the maximum limit of liability on the policy from which the extra contractual obligation arises.

     The date on which any extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original disaster and/or casualty. However, this Article shall not apply where the loss has been incurred due to fraud or a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.
                           ARTICLE XII
OFFSET

     Each party hereto shall have, and may exercise at any time and from time to time, the right to offset any undisputed balance or balances, whether on account of premiums or on account of losses or otherwise, due from such party to the other party hereto under this Agreement.

                          ARTICLE XIII
TERMINATION

     Either party may terminate this Agreement with thirty days' notice in the event that:

1. One party should at any time become insolvent, or suffer any impairment of capital, or file a petition in bankruptcy, or go into liquidation or rehabilitation, or have a receiver appointed, or be acquired or controlled by any other insurance company or organization, or

2. Any law or regulation of any Federal or any State or any Local Government of any jurisdiction in which the Company is doing business should render illegal the arrangement made herein, or

3.   With the agreement of the other party.

     In the event of termination, the Reinsurer shall refund to the Company the applicable unearned premium minus the ceding commission and shall continue to remain liable for all losses occurring prior to the date of termination. However, if this Contract shall terminate while a loss occurrence covered hereunder is in progress, it is agreed that, subject to the other conditions of this Contract, the Reinsurer is responsible for its proportion of the entire loss.

                           ARTICLE XIV
TAX

     In consideration of the terms under which this Agreement is issued, the Company undertakes not to claim any deduction of the premium hereon when making tax returns, other than income or Profits Tax returns, to any State or Territory of the United States or to the District of Columbia.

                           ARTICLE XV
COUNTERPARTS

     This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives, this 16th day of December, 1994.

                              21ST CENTURY CASUALTY COMPANY


                              By:  William L. Mellick
                                   --------------------------
                              Title:  President & Chief Operating Officer

                              NEW HAMPSHIRE INSURANCE COMPANY


                              By:
                                   --------------------------
                              Title:


                              By:
                                   --------------------------
                              Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives, this 16th day of December, 1994.

                              21ST CENTURY CASUALTY COMPANY


                              By:
                                   --------------------------
                              Title:

                              NEW HAMPSHIRE INSURANCE COMPANY


                              By:  Howard I. Smith
                                   --------------------------
                              Title: Vice President


                              By:  Elizabeth M. Tuck
                                   --------------------------
                              Title: Secretary